THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

BONE BIOLOGICS CORPORATION
SECURED CONVERTIBLE PROMISSORY NOTE

$600,000	October 14, 2016

FOR VALUE RECEIVED, Bone Biologics Corporation, a Delaware Corporation (the “Company”) promises to pay to Hankey Capital, LLC (“Holder”), in lawful money of the United States of America, the principal amount of Six Hundred dollars ($600,000) (“Principal Amount”), upon the terms and subject to the conditions set forth herein (this “Note”). The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1.     Maturity Date; Prepayment. If not sooner paid or converted pursuant to the terms hereof, the outstanding Principal Amount plus all accrued and unpaid interest thereon shall be due and payable on December 31, 2016 (“Maturity Date”). This Note may be prepaid at any time provided that the Company pays all accrued interest thereon.

2.     Interest.

(a)       Simple Interest. Interest shall accrue on the unpaid Principal Amount from the date hereof until the date this Note is paid in full or converted at the rate of eight and one/half percent (8½%) simple interest per month (“Interest Rate”). All accrued interest shall be due and payable in full upon maturity or prepayment of this Note.

3.     Conversion.

(a)       Mandatory Conversion Upon Qualified Financing. In the event of the sale or series of sales of securities, other than a note (the “MTF New Note”) issued concurrently herewith to The Musculoskeletal Transplant Foundation, by the Company after the date hereof which results in gross proceeds to the Company in the aggregate amount of at least five million dollars ($5,000,000) (a “Qualified Financing”), the outstanding Principal Amount of this Note together with any accrued but unpaid interest shall be converted into the same securities issued in the Qualified Financing (the “QF Securities”) at a conversion price which will be the purchase price per share or per unit based on the actual pre-money valuation used in determining the purchase price for the QF Securities. The Company shall provide notice to Holder at least seven (7) days prior to the closing of a Qualified Financing as to the number of shares or units Holder would receive. In conjunction with the conversion, Holder shall become a party to and shall execute all definitive agreements subject to the Qualified Financing (as defined below) (the “Qualified Financing Agreements”).

(b)       Optional Conversion Prior to Qualified Financing. At any time prior to the Maturity Date or a conversion pursuant to Section 3(a), at the option of the Holder, the outstanding Principal Amount of this Note and accrued interest may be converted into shares of the Common Stock of the Company at a conversion price of $1.00 per share.

(c)       Other Mandatory Conversion. If this Note has not been paid or converted prior to the Maturity Date, the outstanding Principal Amount of this Note together with any accrued but unpaid interest shall be automatically converted into shares of Common Stock of the Company at a conversion price of $1.00 per share.

(d)       QF Securities. In the case of a conversion pursuant to Section 3(a), if the QF Securities are senior securities, including Preferred Stock, then the number of shares of such senior securities to be received shall be calculated based on the conversion price of the senior securities.

(e)       Conversion Procedure. Upon conversion, Holder shall surrender this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note). If the conversion is pursuant to Section 3(a), Holder shall then execute and deliver to the Company the Qualified Financing Agreements. Upon conversion of this Note in full, the Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

4.     Security Interest. The Company hereby grants to Holder a first priority security interest in all of the assets of the Company, it being understood that the existing Security Agreement between the Company and Holder (the “Security Agreement”) with respect to the secured convertible notes previously issued to Holder shall apply to this Note.

5.     Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)       Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

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(b)       Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its Subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement.

6.     Rights of Holder upon Default. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may by written notice to the Company, declare all outstanding obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding, and, enforce its rights as secured party under the Uniform Commercial Code applicable to the Company and under the Securities Agreement.

7.     Representations and Warranties of Holder. Holder represents and warrants to the Company upon the acquisition of the Note as follows:

(a)       Binding Obligation. Holder has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Note constitutes a valid and binding obligation of Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b)       Securities Law Compliance. Holder has been advised that the issuance of this Note and the securities into which it may be converted have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be sold unless such sale or transfer is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Holder is aware that the Company is under no obligation to effect any such registration with respect to the Note or the securities into which it may be converted or to file for or comply with any exemption from registration. Holder has not been formed solely for the purpose of making this loan and is investing in the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

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(c)       Access to Information. Holder acknowledges that the Company has given Holder access to the corporate records and accounts of the Company and has made its officers and representatives available for interview by Holder, and has furnished Holder with all documents and other information required for Holder to make an informed decision with respect to the purchase of the Note.

8.     Representations and Warranties of Company. The Company represents and warrants to the Holder upon the acquisition of the Note as follows:

(a)       Binding Obligation. The Company has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Note constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditor’s rights generally and general principles of equity.

(b)       Insolvency. No step has been taken to initiate any process for bankruptcy or other insolvency process of the Company, including (without limitation) an appointment of an insolvency officer, an arrangement made with creditors either formally under a court or insolvency process or informally or an enforcement of any third party security over any of the assets or undertaking of the Company.

(c)       Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its governing documents.

(d)       Issuance of Investor Securities Upon Conversion. The potential issuance of the investor securities upon proper conversion of the Note is duly authorized and is free from all pre-emptive rights, liens and charges with respect to the issuance thereof.

(e)       No Conflicts. The execution, delivery and performance of the Note by the Company and the consummation by the Company of the transactions contemplated herein do not and will not: (i) conflict with or violate any provision of the Company’s charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, except such as could not, individually or in the aggregate, have or result in a material adverse effect on the Company.

9.     Piggyback Registration Statement. The Company hereby grants to Holder the right to include any common shares issued or issuable hereunder in any registration statement filed by the Company with the Securities and Exchange Commission allowing the inclusion of such shares subject to customary cutback provisions and giving priority to the Company and other holders of the Company securities who have priority rights.

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10.    Miscellaneous.

(a)       Successors and Assigns; Certificate Representing this Note or Securities Issuable on Conversion Hereof; Transfer of this Note or Securities Issuable on Conversion Hereof.

(i)       Subject to the restrictions on transfer described in Section 8(b), the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(ii)       Each certificate representing this Note or the securities issuable upon conversion hereof shall bear a legend as to the applicable restrictions on transferability in order to assure compliance with the Securities Act and applicable state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(iii)       Holder shall only be entitled to offer, sell or otherwise distribute this Note or the securities into which it may be converted with the prior written consent of the Company, which may be given or withheld in the Company’s sole discretion. If an offer, sale or other distribution is approved by the Company, Holder must provide the Company with a written opinion of Holder’s counsel, or other evidence reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall issue the appropriate replacement note or securities. The Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

(b)       Suitability. Notwithstanding anything to the contrary, the Company shall have the absolute right to redeem this Note and/or prohibit conversion and sever its relationship with Holder at any time, if the Company determines in its sole discretion that its relationship with Holder may jeopardize its state, federal, or other legal licenses, or otherwise jeopardize its ability to conduct business in a highly regulated industry.

(c)       Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder provided, however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of this Note without Holder’s written consent, or (ii) reduce the rate of interest of this Note without Holder’s written consent.

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(d)       Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties, or at such other address or facsimile number as the Company shall have furnished to Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(e)       Payment. Unless converted into the Company’s securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(f)       Usury. In the event any interest is paid on this Note that is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(g)       Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to this Note.

(h)       Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

(i)       Waiver of Jury Trial; Judicial Reference. By acceptance of this Note, Holder hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note.

Signature on the following page.

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The Company has caused this Note to be issued as of the date first written above.

BONE BIOLOGICS CORPORATION

By:
Name:
Title:

NAME OF HOLDER:
HANKEY CAPITAL, LLC

By:
Name:
Title:
Address:

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